FIRST FINANCIAL HOLDINGS, INC.
34 Broad Street – Charleston, S.C. 29401
843-529-5933 – FAX: 843-529-5883

NEWS	NEWS	NEWS	NEWS	NEWS

Contact:	Dorothy B. Wright
Vice President-Investor Relations
and Corporate Secretary
(843) 529-5931 or (843) 729-7005

 FIRST FINANCIAL HOLDINGS, INC.
REPORTS FIRST QUARTER RESULTS

Charleston, South Carolina (January 22, 2009) – First Financial Holdings, Inc. (“First Financial” or the “Company”) (NASDAQ GSM: FFCH), the holding company for First Federal Savings and Loan Association of Charleston (“First Federal”), today reported results for the first quarter of its fiscal year ended September 30, 2009.  The net loss for the quarter ended December 31, 2008 was $6.5 million compared to net income of $2.9 million for the quarter ended December 31, 2007.  Basic and diluted earnings (loss) per share were ($0.58) for the current quarter, compared to $0.25 per basic and diluted share for the quarter ended December 31, 2007.

President and Chief Executive Officer A. Thomas Hood commented, “In my 34 years in this industry, these are the most difficult times I have experienced.  Our results reflect the impact that the current recession has had on our markets.  Financial and economic markets continue to deteriorate and as a result, we are very focused on preserving our capital levels.  We believe this will position our Company to continue to provide credit to consumers and businesses in our markets.”

Hood continued, “On a positive note, with 30-year mortgage rates at historical lows, we are currently experiencing a significant increase in refinance activity.  Our mortgage pipeline has increased substantially and this has and will continue to have a favorable impact on our mortgage banking income.”  During the quarter ended December 31, 2008, mortgage banking income was $1.8 million compared to $818 thousand for the linked quarter ended September 30, 2008 and $1.8 million for the comparative quarter ended December 31, 2007.  In addition, our hedging program has effectively reduced the declines in our mortgage servicing portfolio that would be caused by the current declining interest rate environment.

“Our loan loss provisions increased significantly during the quarter ended December 31, 2008, which we believe strengthens our ability to navigate through this unprecedented economic cycle.” Hood noted.  The Company recognized a provision for loan losses of $20.5 million for the quarter ended December 31, 2008 compared to $5.2 million for the quarter ended September 30, 2008, and $3.2 million for the quarter ended December 31, 2007.  The increase in the provision on both a linked and comparative quarter basis is attributable to significant increases in non-accrual loans and net charge-offs, overall loan growth and uncertainties in the markets we serve.  Non-accrual loans were $35.1 million at December 31, 2008 compared to $20.6 million for the linked quarter and $10.1 million for the quarter ended December 31, 2007.  The Company increased its allowance for loan losses as a percent of total loans from 102 basis points during the quarter ended September 30, 2008 to 174 basis points during the quarter ended December 31, 2008.  Problem assets, which include problem loans as well as real estate owned, as a percentage of total assets was 1.33% at December 31, 2008 compared with 0.84% at September 30, 2008 and 0.46% at December 31, 2007.

The Company’s loan loss reserve coverage of non-performing loans was 118.0% at December 31, 2008 compared to 116.3% at September 30, 2008 and 163.6% at December 31, 2007.  Annualized net loan charge-offs as a percentage of net loans totaled 0.49% for the quarter ended December 31, 2008 compared with 0.39% for the quarter ended September 30, 2008 and 0.36% for the comparable quarter one year ago.

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First Financial Holdings, Inc.

January 22, 2009

Hood continued, “The Company continues to work with borrowers searching for alternatives to mortgage foreclosure.  In fact, we are partnering with several non-profit agencies in all of our major markets to provide solutions for homeowners who are falling behind on mortgage payments or facing circumstances that threaten their ability to maintain homeownership. These clinics have been helpful to First Federal’s customers as well as customers of other financial institutions.”

The net interest margin was 3.48% for the quarter ended December 31, 2008 compared to a net interest margin of 3.23% for the quarter ended December 31, 2007.  Compared with the quarter ended September 30, 2009, the net interest margin remained flat.  Hood continued, “During fiscal 2008, the Company saw very competitive deposit pricing.  This competition for deposits eased in our markets during the first quarter of fiscal 2009.  If this trend continues, we would expect to see further improvement in our margin.”

Non-interest income totaled $11.3 million for the first quarter of fiscal 2009, a decrease from $13.6 million for the quarter ended December 31, 2007.  This is primarily attributable to decreases in service charges and fees on deposit accounts and other than temporary impairment (“OTTI”) on three collateralized debt obligations (“CDOs”).  We do not reasonably expect to receive all contractual cash flows on these CDOs and have written them down by $2.1 million to reflect their current market value.  Total revenues, defined as net interest income plus total other income, excluding OTTI, gains on sales of investments and gains on disposition of assets, increased to $38.5 million, for the quarter ended December 31, 2008, an increase of $3.9 million or 11.3% from $34.6 million during the comparable quarter ended December 31, 2007.

Total non-interest expenses for the quarter ended December 31, 2008 totaled $26.6 million and remained relatively unchanged from the comparable quarter one year ago and increased by $2.7 million, or 11.3%, from $23.9 million for the linked quarter ended September 30, 2008.  Several factors contributed to this increase in expenses including the reversal of a $1.1 million of management’s bonus expense in September 2008 when targeted goals were not met for fiscal 2008.  In addition, annual staff salary adjustments became effective in November 2008 and marketing expenses were also higher.

Hood noted, “We opened an additional in-store financial service center in the new Wal-mart Superstore in Florence, South Carolina in October 2008 and construction continues on the relocation of our Mall Drive financial center in North Charleston.  This should be completed in March 2009.”

Hood concluded, “As we celebrate 75 years of serving our communities, our Board of Directors, officers and employees remain very committed, as were our founders, to finding the best financial solutions for our customers and the best possible results for our shareholders.”

On December 5, 2008, the Company issued 65,000 shares of its preferred stock to the U.S. Treasury in return for $65 million in cash pursuant to the Treasury’s Capital Purchase Program.  This program is designed to make capital available to the nation’s healthiest and strongest financial institutions.  To date, we have used this capital to expand our loan and investment portfolios.

As of December 31, 2008, First Financial’s total assets were $3.0 billion, loans receivable totaled $2.3 billion and deposits were $1.9 billion.  Stockholders’ equity was $220 million and book value per common share totaled $18.81 at December 31, 2008.  First Federal’s capital ratio (i.e., equity divided by assets) was 5.9% at December 31, 2008, compared to 6.9% and 7.1% at September 30, 2008 and December 31, 2007, respectively.  Tangible equity to assets was 6.9% at December 31, 2008, compared to 7.3% and 7.1% at September 30, 2008 and December 31, 2007, respectively.  As of December 31, 2008, First Federal remained categorized “well capitalized” under regulatory standards.

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First Financial Holdings, Inc.

January 22, 2009

First Financial is the holding company for First Federal Savings and Loan Association of Charleston (“First Federal”), which operates 58 offices located in the Charleston metropolitan area, Horry, Georgetown, Florence and Beaufort counties in South Carolina and Brunswick County in coastal North Carolina offering banking and trust services.  The Company also provides insurance and brokerage services through First Southeast Insurance Services, The Kimbrell Insurance Group and First Southeast Investor Services.

NOTE:  A. Thomas Hood, President and CEO of the Company, and R. Wayne Hall, Executive Vice President and CFO, will discuss these results in a conference call at 2:00 PM (EST), January 22, 2009.  The call can be accessed via a webcast available on First Financial’s website at www.firstfinancialholdings.com.

Forward Looking Statements

Certain matters in this news release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, including operating efficiencies, perceived opportunities in the market, potential future credit experience, and statements regarding the Company’s mission and vision.  These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties.  Management’s ability to predict results or the effect of future plans or strategies is inherently uncertain.  The Company’s actual results, performance or achievements may differ materially from those suggested, expressed or implied by forward-looking statements as a result of a wide range of factors including, but not limited to, the general business environment, general economic conditions nationally and in the State of South Carolina, interest rates, the South Carolina real estate market, the demand for mortgage loans, the credit risk of lending activities, including changes in the level of and trend of loan delinquencies and charge-offs, results of examinations by our banking regulators, competitive conditions between banks and non-bank financial services providers, regulatory changes and other risks detailed in the Company’s reports filed with the Securities and Exchange Commission (“SEC”), including the Annual Report on Form 10-K for the fiscal year ended September 30, 2008.  Accordingly, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on these statements.

Such forward-looking statements may include projections.  Such projections were not prepared in accordance with published guidelines of the American Institute of Certified Public Accountants or the SEC regarding projections and forecasts nor have such projections been audited, examined or otherwise reviewed by independent auditors of the Company.  In addition, such projections are based upon many estimates and inherently subject to significant economic and competitive uncertainties and contingencies, many of which are beyond the control of management of the Company.  Accordingly, actual results may be materially higher or lower than those projected.  The inclusion of such projections herein should not be regarded as a representation by the Company that the projections will prove to be correct.  The Company does not undertake to update any forward-looking statement that may be made on behalf of the Company.

For additional information about First Financial, please visit our web site at www.firstfinancialholdings.com or contact Dorothy B. Wright, Vice President-Investor Relations and Corporate Secretary, (843) 529-5931.

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First Financial Holdings, Inc.

January 22, 2009

FIRST FINANCIAL HOLDINGS, INC.
Unaudited Consolidated Financial Highlights
(in thousands, except share data)

	Three Months Ended
	12/31/08	12/31/07	09/30/08

Statements of Income
Interest income	$43,984	$44,363	$43,371
Interest expense	18,853	23,303	19,216
Net interest income	25,131	21,060	24,155
Provision for loan losses	(20,471)	(3,248)	(5,218)
Net interest income after provision	4,660	17,812	18,937
Other income
Net gain on sale of investments and
mortgage-backed securities	-	100	-
Brokerage fees	480	680	672
Commissions on insurance	4,942	4,037	6,068
Other agency income	303	250	274
Impairment on investment securities	(2,144)	-	(486)
Service charges and fees on deposit accounts	5,669	6,077	6,132
Mortgage banking income	1,760	1,849	818
Gains on disposition of assets	52	36	913
Other	197	611	662
Total other income	11,259	13,640	15,053
Other expenses
Salaries and employee benefits	17,162	18,007	14,686
Occupancy costs	2,145	2,034	2,181
Marketing	650	694	459
Furniture and equipment expense	1,684	1,532	1,631
Other	4,955	4,373	4,936
Total other expenses	26,596	26,640	23,893
Income before income taxes	(10,677)	4,812	10,097
Provision for income taxes	(4,130)	1,915	3,788
Net income	(6,547)	2,897	6,309
Preferred stock dividend	235	-	-
Accretion on preferred stock discount	42	-	-
Net income available to common shareholders	(6,824)	-	-
Earnings per common share:
Basic	(0.58)	0.25	0.54
Diluted	(0.58)	0.25	0.54
Average shares outstanding	11,694	11,646	11,683
Average diluted shares outstanding	11,694	11,727	11,688

Ratios:
Return on average equity	-12.98%	6.21%	13.59%
Return on average assets	-0.87%	0.42%	0.86%
Net interest margin	3.48%	3.23%	3.48%
Total other expense/average assets	3.54%	3.86%	3.24%
Efficiency ratio (1)	68.20%	71.10%	61.36%
Net charge-offs/loans, annualized	0.49%	0.36%	0.39%

(1) Excludes from income - (losses) gains on sales of securities, net real estate operations, gains on disposition of assets, realized impairment on investments
Please Note: Certain prior period amounts have been reclassified to conform to current period presentation.

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First Financial Holdings, Inc.

January 22, 2009

	12/31/08	12/31/07	09/30/08

Statements of Financial Condition
Assets
Cash and cash equivalents	$62,334	$74,143	$62,549
Investments	57,585	63,704	61,369
Mortgage-backed securities	403,797	345,397	351,110
Loans receivable, net	2,346,058	2,194,972	2,333,268
Office properties, net	82,322	74,791	78,738
Real estate owned	5,346	2,748	4,286
Intangible assets	36,156	22,523	36,241
Mortgage servicing rights	8,225	11,959	12,550
Other assets	35,470	27,470	33,883
Total Assets	3,037,293	2,817,707	2,973,994
Liabilities
Deposits	1,926,624	1,806,585	1,851,102
Advances from FHLB	746,000	708,000	818,000
Other borrowings	125,204	52,206	75,205
Other liabilities	19,387	63,620	46,209
Total Liabilities	2,817,215	2,630,411	2,790,516
Stockholders’ equity
Stockholders’ equity	358,508	290,608	302,831
Treasury stock	(103,563)	(103,268)	(103,387)
Accumulated other comprehensive loss	(34,867)	(44)	(15,966)
Total stockholders’ equity	220,078	187,296	183,478
Total liabilities and stockholders’ equity	3,037,293	2,817,707	2,973,994
Stockholders’ equity/assets	7.25%	6.65%	6.17%

Common shares outstanding	11,697	11,657	11,692
Book value per share	$18.81	$16.07	$15.69

	12/31/08	12/31/07	09/30/08
Credit quality-quarterly results
Total reserves for loan losses	$41,528	$16,692	$23,990
Loan loss reserves / loans	1.74%	0.76%	1.02%
Reserves/non-performing loans	118.02%	163.63%	116.27%
Provision for losses	$20,471	$3,248	$5,218
Net loan charge-offs	$2,933	$1,983	$2,251

Problem assets
Non-accrual loans	$35,070	$10,133	$20,557
Accruing loans 90 days or more past due	116	68	76
Real estate and other assets owned	5,346	2,748	4,286
Total	$40,532	$12,949	$24,919
As a percent of total assets	1.33%	0.46%	0.84%

First Financial Holdings, Inc.
As of the Quarter Ended (Unaudited)
(dollars in thousands)

BALANCE SHEET	12/31/08	09/30/08	06/30/08	03/31/08	12/31/07	09/30/07	06/30/07	03/31/07
Assets
Cash and investments	$119,919	$123,918	$134,495	$142,364	$137,847	$132,963	$151,474	$169,538
Loans receivable	2,346,058	2,333,268	2,268,484	2,232,058	2,194,972	2,140,769	2,122,228	2,107,651
Mortgage-backed securities	403,797	351,110	353,257	370,848	345,397	297,011	264,655	285,321
Office properties and equip.	82,322	78,738	77,673	76,708	74,791	74,303	66,140	63,349
Real estate owned	5,346	4,286	5,442	4,310	2,748	1,513	1,560	1,277
Other assets	79,851	82,674	84,677	62,216	61,952	64,811	64,877	64,218
Total assets	$3,037,293	$2,973,994	$2,924,028	$2,888,504	$2,817,707	$2,711,370	$2,670,934	$2,691,354
Liabilities
Deposits	$1,926,624	$1,851,102	$1,865,261	$1,875,099	$1,806,585	$1,854,051	$1,885,677	$1,877,084
Advances-FHLB	746,000	818,000	747,000	719,000	708,000	554,000	435,000	454,000
Other borrowed money	125,204	75,205	69,204	52,204	52,206	52,207	97,258	104,730
Other liabilities	19,387	46,209	54,585	55,575	63,620	65,397	64,240	66,194
Total liabilities	2,817,215	2,790,516	2,736,050	2,701,878	2,630,411	2,525,655	2,482,175	2,502,008
Total stockholders' equity	220,078	183,478	187,978	186,626	187,296	185,715	188,759	189,346
Total liabilities and stockholders' equity	$3,037,293	$2,973,994	$2,924,028	$2,888,504	$2,817,707	$2,711,370	$2,670,934	$2,691,354

Total shares o/s	11,697	11,692	11,674	11,663	11,657	11,635	11,841	11,950
Book value per share	$18.81	$15.69	$16.10	$16.00	$16.07	$15.96	$15.94	$15.84
Equity/assets	7.25%	6.17%	6.43%	6.46%	6.65%	6.85%	7.07%	7.04%

AVERAGE BALANCES
Total assets	$3,005,644	$2,949,011	$2,906,266	$2,853,106	$2,764,539	$2,691,152	$2,681,144	$2,673,191
Earning assets	2,867,614	2,763,247	2,714,252	2,655,387	2,584,426	2,476,732	2,477,751	2,453,456
Loans	2,368,767	2,314,352	2,269,463	2,227,139	2,189,044	2,142,475	2,131,985	2,103,270
Costing liabilities	2,807,944	2,730,439	2,671,260	2,612,019	2,523,927	2,432,008	2,444,677	2,419,069
Deposits	1,931,978	1,875,748	1,884,688	1,841,855	1,841,414	1,874,849	1,878,237	1,836,062
Equity	201,778	185,728	187,302	186,961	186,506	187,237	189,053	188,663

First Financial Holdings, Inc.
(dollars in thousands)

			Quarter Ended (Unaudited)							Fiscal Year
	12/31/08	09/30/08	06/30/08	03/31/08	12/31/07	09/30/07	06/30/07	03/31/07	09/30/08	09/30/07
STATEMENT OF OPERATIONS
Total interest income	$43,984	$43,371	$43,229	$43,810	$44,363	$42,931	$42,540	$41,388	$174,772	$168,044
Total interest expense	18,853	19,216	19,220	21,669	23,303	22,239	21,559	20,933	83,408	85,214
Net interest income	25,131	24,155	24,009	22,141	21,060	20,692	20,981	20,455	91,364	82,830
Provision for loan losses	(20,471)	(5,218)	(4,907)	(3,567)	(3,248)	(1,850)	(1,390)	(1,071)	(16,939)	(5,164)
Net int. inc. after provision	4,660	18,937	19,102	18,574	17,812	18,842	19,591	19,384	74,425	77,666
Other income
Gain on investment securities			4	645	100			266	750	266
Brokerage fees	480	672	665	906	680	665	570	709	2,923	2,551
Commissions on insurance	4,942	6,068	7,136	6,532	4,037	4,883	5,082	6,970	23,773	20,865
Other agency income	303	274	296	237	250	288	321	325	1,057	1,181
Impairment on investment securities	(2,144)	(486)
Mortgage banking income	1,760	818	1,828	2,961	1,849	922	1,278	768	7,456	4,255
Svc. chgs/fees-dep. accts	5,669	6,132	5,912	5,780	6,077	5,818	5,720	4,938	23,901	21,566
Gains (losses) on disposition of properties	52	913	43	59	36	40	115	19	1,052	230
Other	197	662	504	681	611	758	409	689	1,970	2,303
Total other income	11,259	15,053	16,388	17,801	13,640	13,374	13,495	14,684	62,882	53,217
Other expenses
Salaries & employee benefits	17,162	14,686	16,625	15,963	18,007	14,172	14,596	14,840	65,282	58,669
Occupancy costs	2,145	2,181	2,016	2,012	2,034	1,810	1,601	1,566	8,243	6,632
Marketing	650	459	685	570	694	521	751	562	2,408	2,261
Furniture and equipment expense	1,684	1,631	1,445	1,374	1,532	1,641	1,473	1,380	5,876	5,406
Other	4,955	4,936	4,944	4,143	4,373	4,677	4,357	3,978	18,501	17,468
Total other expenses	26,596	23,893	25,715	24,062	26,640	22,821	22,778	22,326	100,310	90,436
Income before taxes	(10,677)	10,097	9,775	12,313	4,812	9,395	10,308	11,742	36,997	40,447
Provision for income taxes	(4,130)	3,788	3,873	4,783	1,915	4,204	3,810	4,202	14,359	15,375
Net Income	$(6,547)	$6,309	$5,902	$7,530	$2,897	$5,191	$6,498	$7,540	$22,638	$25,072
Preferred stock dividend	235
Accretion on preferred stock discount	42
Net Income available to common shareholders	$(6,824)

Note: Certain prior period amounts have been reclassified to conform to current period presentation.

Average shares o/s, basic	11,694	11,683	11,668	11,659	11,646	11,741	11,886	12,043	11,664	11,929
Average shares o/s, diluted	11,694	11,688	11,679	11,675	11,727	11,842	12,032	12,223	11,692	12,089
Net income per share - basic	$(0.58)	$0.54	$0.51	$0.65	$0.25	$0.44	$0.55	$0.63	$1.94	$2.10
Net income per share - diluted	$(0.58)	$0.54	$0.51	$0.64	$0.25	$0.44	$0.54	$0.62	$1.94	$2.07
Dividends paid per share, authorized	$0.255	$0.255	$0.255	$0.255	$0.255	$0.25	$0.25	$0.25	$1.02	$1.00

			Quarter Ended (unaudited)							Fiscal Year
	12/31/08	09/30/08	06/30/08	03/31/08	12/31/07	09/30/07	06/30/07	03/31/07	09/30/08	09/30/07
OTHER RATIOS
Return on Average Assets	-0.87%	0.86%	0.81%	1.06%	0.42%	0.77%	0.97%	1.13%	0.79%	0.94%
Return on Average Equity	-12.98%	13.59%	12.60%	16.11%	6.21%	11.09%	13.75%	15.99%	12.16%	13.99%
Average yield on earning assets	6.08%	6.24%	6.40%	6.63%	6.81%	6.89%	6.88%	6.84%	6.53%	6.82%
Average cost of paying liabilities	2.64%	2.80%	2.89%	3.34%	3.67%	3.65%	3.54%	3.51%	3.17%	3.53%
Gross spread	3.44%	3.44%	3.51%	3.29%	3.14%	3.24%	3.34%	3.33%	3.36%	3.29%
Net interest margin	3.48%	3.48%	3.56%	3.35%	3.23%	3.31%	3.40%	3.38%	3.41%	3.36%
Operating exp./avg. assets	3.54%	3.24%	3.54%	3.37%	3.86%	3.48%	3.50%	3.41%	3.50%	3.38%
Efficiency ratio	68.20%	61.36%	63.47%	61.39%	71.10%	66.77%	65.90%	63.87%	64.33%	67.16%

Note: Average yields, costs and margins for prior periods adjusted to actual days

COMPOSITION OF GROSS LOAN PORTFOLIO
Mortgage Loans (1-4 Family)	$896,205	$896,747	$880,759	$887,670	$882,179	$876,320	$882,225	$890,541
Construction Loans (1-4 Family)	87,382	91,646	95,476	98,884	100,712	110,375	108,132	111,174
Commercial Real Estate	380,799	371,675	353,919	340,872	329,140	294,232	284,649	286,103
Commercial Business Loans	94,580	88,694	89,004	84,798	82,836	81,846	83,629	86,890
Land	261,687	260,263	259,146	251,937	246,532	231,415	227,471	222,165
Home Equity Lines of Credit	341,554	321,952	296,902	281,178	270,880	263,922	263,588	257,281
Mobile Home Loans	226,947	222,375	216,467	210,287	206,270	199,349	193,449	184,704
Credit Cards	16,790	16,125	15,824	15,638	16,198	14,775	14,272	13,940
Other Consumer Loans	132,824	139,244	139,085	136,546	138,282	138,719	134,944	120,377
	2,438,768	2,408,721	2,346,582	2,307,810	2,273,029	2,210,953	2,192,359	2,173,175
Less:
Unfunded Loan Commitments	53,054	53,398	58,894	59,502	63,027	56,485	56,497	52,073
Deferred Loan Fees	(1,872)	(1,935)	(1,819)	(1,651)	(1,662)	(1,729)	(1,554)	(1,305)
Total	$2,387,586	$2,357,258	$2,289,507	$2,249,959	$2,211,664	$2,156,197	$2,137,416	$2,122,407

Note: The Composition of Gross Loans has been changed to collateral type consistent with 10Qs as filed with the SEC.

COMPOSITION OF DEPOSITS
Checking	$461,179	$474,301	$488,595	$483,472	$459,457	$456,045	$479,943	$496,271
Passbook	126,261	129,466	133,414	130,863	127,694	133,201	140,924	143,602
Money Market	303,866	345,327	372,617	379,380	364,639	381,040	373,541	378,643
Core Deposits	891,306	949,094	994,626	993,715	951,790	970,286	994,408	1,018,516
Time Deposits	1,035,318	902,008	870,635	881,384	854,795	883,765	891,269	858,568
TOTAL DEPOSITS	$1,926,624	$1,851,102	$1,865,261	$1,875,099	$1,806,585	$1,854,051	$1,885,677	$1,877,084

ASSET QUALITY
Non-accrual loans	$35,070	$20,557	$16,562	$12,800	$10,133	$6,087	$5,710	$5,049
Loans 90 days or more past due	116	76	79	99	68	49	90	56
REO thru foreclosure	5,346	4,286	5,442	4,310	2,748	1,513	1,560	1,277
	$40,532	$24,919	$22,083	$17,209	$12,949	$7,649	$7,360	$6,382
LOAN AND REO LOSS RESERVES
Total reserves for loan losses	$41,528	$23,990	$21,023	$17,901	$16,692	$15,428	$15,188	$14,756
Loan loss reserves/ loans	1.74%	1.02%	0.92%	0.80%	0.76%	0.72%	0.71%	0.70%
Provision for losses	20,471	5,218	4,907	3,567	3,248	1,850	1,390	1,071
Net loan charge-offs	2,933	2,251	1,785	2,358	1,983	1,610	958	1,030
Net charge-offs/average net loans	0.12%	0.10%	0.08%	0.11%	0.09%	0.08%	0.05%	0.05%
Annualized net charge-offs/av.loans	0.49%	0.39%	0.32%	0.43%	0.36%	0.30%	0.18%	0.19%